UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2008

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 7, 2008, Prosperity Bancshares, Inc. (“Prosperity”) announced that its wholly owned subsidiary, Prosperity Bank, El Campo, Texas (“Prosperity Bank”), will assume all of the deposits, including all uninsured deposits, and acquire certain assets of Franklin Bank, S.S.B., Houston, Texas (“Franklin Bank”) from the Federal Deposit Insurance Corporation (“FDIC”), acting in its capacity as receiver for Franklin Bank. In connection with this announcement, Prosperity posted a slide presentation on the Investor Relations page of its Web site providing additional information related to the transaction. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”).

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Also on November 7, 2008, Prosperity and the FDIC each issued press releases announcing that as of the close of business on November 7, 2008, the FDIC was appointed as receiver of Franklin Bank, S.S.B., Houston, Texas. To protect depositors, the FDIC entered into a purchase and assumption agreement with Prosperity Bank to assume all of the deposits, including all uninsured deposits, and to acquire certain assets of Franklin Bank. A copy of Prosperity’s press release is filed as Exhibit 99.2 to this Report and a copy of the FDIC’s press release is filed as Exhibit 99.3 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is filed or furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Presentation of Prosperity Bancshares dated November 7, 2008.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated November 7, 2008.

99.3	Press Release issued by the FDIC dated November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: November 10, 2008	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation of Prosperity Bancshares dated November 7, 2008.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated November 7, 2008.

99.3	Press Release issued by the FDIC dated November 7, 2008.